Exhibit 99.2

The Chubb Corporation	Supplementary Investor Information	June 30, 2007

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
JUNE 30, 2007

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results — Year-To-Date	6-10
Underwriting Results — Quarterly	11-15

Definitions of Key Terms	16

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	June 30	Dec. 31
	2007	2006
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$2,632	$2,254
Fixed Maturities
Tax Exempt	18,087	17,748
Taxable	14,852	14,218
Equity Securities	2,285	1,957
Other Invested Assets	1,709	1,516

Total Invested Assets	$39,565	$37,693

Unrealized Appreciation of Fixed Maturities Carried at Amortized Cost	$6	$7

Capitalization
Long Term Debt	$4,135	$2,466
Shareholders’ Equity	13,818	13,863

Total Capitalization	$17,953	$16,329

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	23.0%	15.1%

Actual Common Shares Outstanding	393.3	411.3

Book Value Per Common Share	$35.13	$33.71

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$35.61	$33.38

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Periods Ended June 30
	Second	Six	From
	Quarter	Months	December 2005
	2007	2007	to June 30, 2007
Cost of Shares Repurchased	$535	$1,140	$2,532
Average Cost Per Share	$54.07	$52.46	$50.76
Shares Repurchased	9,891,000	21,726,577	49,880,639
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under the 2005 share repurchase authorization.
In December 2006, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in December 2006. The authorization has no expiration date. As of June 30, 2007, 18,119,361 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	June 30	Dec. 31	June 30	Dec. 31	June 30	Dec. 31
	2007	2006	2007	2006	2007	2006
	(in millions)
Short Term Investments	$1,731	$793	$1,731	$793	$1,731	$793
Taxable Fixed Maturities	1,109	1,160	1,077	1,138	1,077	1,138
Equity Securities	289	289	488	416	488	416

TOTAL	$3,129	$2,242	$3,296	$2,347	$3,296	$2,347

PROPERTY AND CASUALTY

	Cost or		Market		Carrying
	Amortized Cost		Value		Value
	June 30	Dec. 31	June 30	Dec. 31	June 30	Dec. 31
	2007	2006	2007	2006	2007	2006
	(in millions)
Short Term Investments	$901	$1,461	$901	$1,461	$901	$1,461
Fixed Maturities
Tax Exempt	18,091	17,449	18,093	17,755	18,087	17,748
Taxable	14,029	13,150	13,775	13,080	13,775	13,080
Common Stocks	1,419	1,235	1,767	1,502	1,767	1,502
Preferred Stocks	28	37	30	39	30	39
Other Invested Assets	1,709	1,516	1,709	1,516	1,709	1,516

TOTAL	$36,177	$34,848	$36,275	$35,353	$36,269	$35,346

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	PERIODS ENDED JUNE 30
	SECOND QUARTER		SIX MONTHS
	2007	2006	2007	2006
	(in millions)
CORPORATE INVESTMENT INCOME	$22	$16	$36	$31

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$182	$169	$360	$333
Taxable Interest	115	110	233	221
Other	20	16	36	26
Investment Expenses	(4)	(7)	(11)	(13)

TOTAL	$313	$288	$618	$567

Effective Tax Rate	19.7%	19.6%	19.8%	19.7%
After Tax Annualized Yield	3.46%	3.48%	3.45%	3.47%
After tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at market value.
STATUTORY POLICYHOLDERS’ SURPLUS

	June 30	Dec. 31	June 30
	2007	2006	2006
	(in millions)
Estimated Statutory Policyholders’ Surplus	$12,250	$11,357	$10,000

Rolling Year Statutory Net Premiums Written	11,873	11,967	12,096

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.97:1	1.05:1	1.21:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
SIX MONTHS ENDED JUNE 30, 2007

					All Other
	Net Unpaid Losses			IBNR	Unpaid Losses
			Increase	Increase	Increase
	6/30/07	12/31/06	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance

Automobile	$417	$425	$(8)	$4	$(12)
Homeowners	665	665	—	5	(5)
Other	709	657	52	61	(9)

Total Personal	1,791	1,747	44	70	(26)

Commercial Insurance

Multiple Peril	1,608	1,593	15	38	(23)
Casualty	5,392	5,213	179	142	37
Workers’ Compensation	1,803	1,740	63	58	5
Property and Marine	717	678	39	14	25

Total Commercial	9,520	9,224	296	252	44

Specialty Insurance

Professional Liability	7,437	7,288	149	372	(223)
Surety	58	59	(1)	—	(1)

Total Specialty	7,495	7,347	148	372	(224)

Total Insurance	18,806	18,318	488	694	(206)

Reinsurance Assumed	1,266	1,381	(115)	(74)	(41)

Total	$20,072	$19,699	$373	$620	$(247)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2007	2006	2007	2006	2007	2006	2007	2006
Net Premiums Written	$311	$337	$1,174	$1,097	$330	$292	$1,815	$1,726
Increase (Decrease) in Unearned Premiums	(18)	7	15	24	21	14	18	45

Net Premiums Earned	329	330	1,159	1,073	309	278	1,797	1,681

Net Losses Paid	206	192	529	502	138	154	873	848
Increase (Decrease) in Outstanding Losses	(8)	5	—	(53)	52	16	44	(32)

Net Losses Incurred	198	197	529	449	190	170	917	816

Expenses Incurred	89	95	373	343	105	89	567	527

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$42	$38	$257	$281	$14	$19	$313	$338

Ratios After Dividends to Policyholders:

Loss	60.2%	59.7%	45.6%	41.8%	61.5%	61.1%	51.1%	48.6%
Expense	28.6	28.2	31.8	31.3	31.8	30.5	31.2	30.5

Combined	88.8%	87.9%	77.4%	73.1%	93.3%	91.6%	82.3%	79.1%

Premiums Written as a % of Total	5.2%	5.6%	19.8%	18.3%	5.6%	4.9%	30.6%	28.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers'		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Net Premiums Written	$613	$645	$897	$895	$481	$472	$626	$607	$2,617	$2,619
Increase (Decrease) in Unearned Premiums	(20)	(4)	33	28	23	21	23	40	59	85

Net Premiums Earned	633	649	864	867	458	451	603	567	2,558	2,534

Net Losses Paid	300	237	386	361	173	174	280	275	1,139	1,047
Increase (Decrease) in Outstanding Losses	15	39	179	219	63	86	39	(44)	296	300

Net Losses Incurred	315	276	565	580	236	260	319	231	1,435	1,347

Expenses Incurred	216	212	251	237	105	100	222	197	794	746

Dividends Incurred	—	—	—	—	7	14	—	—	7	14

Statutory Underwriting Income	$102	$161	$48	$50	$110	$77	$62	$139	$322	$427

Ratios After Dividends to Policyholders:

Loss	49.8%	42.5%	65.4%	66.9%	52.3%	59.5%	52.9%	40.7%	56.3%	53.5%
Expense	35.2	32.9	28.0	26.5	22.2	21.8	35.5	32.5	30.4	28.6

Combined	85.0%	75.4%	93.4%	93.4%	74.5%	81.3%	88.4%	73.2%	86.7%	82.1%

Premiums Written as a % of Total	10.3%	10.7%	15.1%	14.9%	8.2%	7.9%	10.6%	10.1%	44.2%	43.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$1,246	$1,271	$178	$148	$1,424	$1,419
Increase (Decrease) in Unearned Premiums	(74)	(87)	24	15	(50)	(72)

Net Premiums Earned	1,320	1,358	154	133	1,474	1,491

Net Losses Paid	636	513	5	7	641	520
Increase (Decrease) in Outstanding Losses	149	433	(1)	15	148	448

Net Losses Incurred	785	946	4	22	789	968

Expenses Incurred	315	306	52	46	367	352

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income	$220	$106	$97	$64	$317	$170

Ratios After Dividends to Policyholders:

Loss	59.5%	69.6%	2.6%	16.7%	53.6%	65.0%
Expense	25.3	24.1	29.4	31.3	25.8	24.8

Combined	84.8%	93.7%	32.0%	48.0%	79.4%	89.8%

Premiums Written as a % of Total	21.0%	21.1%	3.0%	2.5%	24.0%	23.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Total		Reinsurance			Worldwide
	Insurance		Assumed			Total
	2007	2006	2007	2006		2007	2006
Net Premiums Written	$5,856	$5,764	$69	$242		$5,925	$6,006
Increase (Decrease) in Unearned Premiums	27	58	(51)	(41)		(24)	17

Net Premiums Earned	5,829	5,706	120	283		5,949	5,989

Net Losses Paid	2,653	2,415	126	161		2,779	2,576
Increase (Decrease) in Outstanding Losses	488	716	(115)	5		373	721

Net Losses Incurred	3,141	3,131	11	166		3,152	3,297

Expenses Incurred	1,728	1,625	47	101		1,775	1,726

Dividends Incurred	8	15	—	—		8	15

Statutory Underwriting Income	$952	$935	$62	$16		1,014	951

Increase in Deferred Acquisition Costs						53	29

GAAP Underwriting Income						$1,067	$980

Ratios After Dividends to Policyholders:

Loss	54.0%	55.0%	* %	*	%	53.1%	55.2%
Expense	29.5	28.3	*	*		30.0	28.8

Combined	83.5%	83.3%	* %	*	%	83.1%	84.0%

Premiums Written as a % of Total	98.8%	96.0%	1.2%	4.0%		100.0%	100.0%

*	Combined, loss, and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE SIX MONTHS ENDED JUNE 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$4,592	$4,758	$1,333	$1,248	$5,925	$6,006
Increase (Decrease) in Unearned Premiums	(76)	(59)	52	76	(24)	17

Net Premiums Earned	4,668	4,817	1,281	1,172	5,949	5,989

Net Losses Paid	2,339	2,218	440	358	2,779	2,576
Increase (Decrease) in Outstanding Losses	153	447	220	274	373	721

Net Losses Incurred	2,492	2,665	660	632	3,152	3,297

Expenses Incurred	1,307	1,304	468	422	1,775	1,726

Dividends Incurred	8	15	—	—	8	15

Statutory Underwriting Income	$861	$833	$153	$118	1,014	951

Increase in Deferred Acquisition Costs					53	29

GAAP Underwriting Income					$1,067	$980

Ratios After Dividends to Policyholders:

Loss	53.5%	55.5%	51.5%	53.9%	53.1%	55.2%
Expense	28.5	27.5	35.1	33.8	30.0	28.8

Combined	82.0%	83.0%	86.6%	87.7%	83.1%	84.0%

Premiums Written as a % of Total	77.5%	79.2%	22.5%	20.8%	100.0%	100.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2007	2006	2007	2006	2007	2006	2007	2006
Net Premiums Written	$164	$182	$654	$609	$157	$143	$975	$934
Increase (Decrease) in Unearned Premiums	—	16	70	70	2	4	72	90

Net Premiums Earned	164	166	584	539	155	139	903	844

Net Losses Paid	96	94	286	266	58	67	440	427
Increase (Decrease) in Outstanding Losses	(6)	2	23	(40)	35	18	52	(20)

Net Losses Incurred	90	96	309	226	93	85	492	407

Expenses Incurred	45	51	202	187	53	45	300	283

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income (Loss)	$29	$19	$73	$126	$9	$9	$111	$154

Ratios After Dividends to Policyholders:

Loss	54.9%	57.9%	52.9%	41.9%	60.0%	61.1%	54.5%	48.2%
Expense	27.4	28.0	30.9	30.7	33.8	31.5	30.8	30.3

Combined	82.3%	85.9%	83.8%	72.6%	93.8%	92.6%	85.3%	78.5%

Premiums Written as a % of Total	5.4%	5.9%	21.4%	19.8%	5.1%	4.6%	31.9%	30.3%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2007	2006	2007	2006	2007	2006	2007	2006	2007	2006
Net Premiums Written	$306	$319	$456	$455	$224	$216	$325	$304	$1,311	$1,294
Increase (Decrease) in Unearned Premiums	(7)	(3)	21	23	(6)	(5)	22	24	30	39

Net Premiums Earned	313	322	435	432	230	221	303	280	1,281	1,255

Net Losses Paid	140	108	156	170	87	92	135	125	518	495
Increase (Decrease) in Outstanding Losses	20	42	124	120	22	37	15	13	181	212

Net Losses Incurred	160	150	280	290	109	129	150	138	699	707

Expenses Incurred	109	108	128	115	53	51	111	96	401	370

Dividends Incurred	—	—	—	—	3	7	—	—	3	7

Statutory Underwriting Income (Loss)	$44	$64	$27	$27	$65	$34	$42	$46	$178	$171

Ratios After Dividends to Policyholders:

Loss	51.1%	46.6%	64.4%	67.1%	48.0%	60.3%	49.5%	49.3%	54.7%	56.7%
Expense	35.6	33.8	28.0	25.3	24.0	24.4	34.2	31.6	30.7	28.7

Combined	86.7%	80.4%	92.4%	92.4%	72.0%	84.7%	83.7%	80.9%	85.4%	85.4%

Premiums Written as a % of Total	10.0%	10.3%	14.9%	14.8%	7.3%	7.0%	10.7%	9.9%	42.9%	42.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$649	$656	$94	$83	$743	$739
Increase (Decrease) in Unearned Premiums	(8)	(17)	18	14	10	(3)

Net Premiums Earned	657	673	76	69	733	742

Net Losses Paid	282	277	4	8	286	285
Increase (Decrease) in Outstanding Losses	86	189	(1)	12	85	201

Net Losses Incurred	368	466	3	20	371	486

Expenses Incurred	159	149	27	24	186	173

Dividends Incurred	—	—	—	1	—	1

Statutory Underwriting Income (Loss)	$130	$58	$46	$24	$176	$82

Ratios After Dividends to Policyholders:

Loss	56.0%	69.3%	4.0%	29.4%	50.6%	65.6%
Expense	24.5	22.7	28.7	29.3	25.0	23.4

Combined	80.5%	92.0%	32.7%	58.7%	75.6%	89.0%

Premiums Written as a % of Total	21.2%	21.3%	3.1%	2.7%	24.3%	24.0%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

	Total		Reinsurance			Worldwide
	Insurance		Assumed			Total
	2007	2006	2007	2006		2007	2006
Net Premiums Written	$3,029	$2,967	$29	$114		$3,058	$3,081
Increase (Decrease) in Unearned Premiums	112	126	(18)	(15)		94	111

Net Premiums Earned	2,917	2,841	47	129		2,964	2,970

Net Losses Paid	1,244	1,207	75	69		1,319	1,276
Increase (Decrease) in Outstanding Losses	318	393	(65)	10		253	403

Net Losses Incurred	1,562	1,600	10	79		1,572	1,679

Expenses Incurred	887	826	18	50		905	876

Dividends Incurred	3	8	—	—		3	8

Statutory Underwriting Income (Loss)	$465	$407	$19	$—		$484	$407

Increase in Deferred Acquisition Costs						56	37

GAAP Underwriting Income						$540	$444

Ratios After Dividends to Policyholders:

Loss	53.6%	56.5%	* %	*	%	53.1%	56.7%
Expense	29.3	27.9	*	*		29.6	28.5

Combined	82.9%	84.4%	* %	*	%	82.7%	85.2%

Premiums Written as a % of Total	99.1%	96.3%	0.9%	3.7%		100.0%	100.0%

*	Combined, loss, and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE QUARTERS ENDED JUNE 30, 2007 AND 2006
(MILLIONS OF DOLLARS)

					Worldwide
	United States		Foreign		Total
	2007	2006	2007	2006	2007	2006
Net Premiums Written	$2,426	$2,490	$632	$591	$3,058	$3,081
Increase (Decrease) in Unearned Premiums	107	117	(13)	(6)	94	111

Net Premiums Earned	2,319	2,373	645	597	2,964	2,970

Net Losses Paid	1,172	1,125	147	151	1,319	1,276
Increase (Decrease) in Outstanding Losses	40	210	213	193	253	403

Net Losses Incurred	1,212	1,335	360	344	1,572	1,679

Expenses Incurred	684	683	221	193	905	876

Dividends Incurred	3	8	—	—	3	8

Statutory Underwriting Income (Loss)	$420	$347	$64	$60	484	407

Increase in Deferred Acquisition Costs					56	37

GAAP Underwriting Income					$540	$444

Ratios After Dividends to Policyholders:

Loss	52.3%	56.4%	55.8%	57.6%	53.1%	56.7%
Expense	28.2	27.5	35.0	32.7	29.6	28.5

Combined	80.5%	83.9%	90.8%	90.3%	82.7%	85.2%

Premiums Written as a % of Total	79.3%	80.8%	20.7%	19.2%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax-exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at market value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.